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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): July 10, 1998

                               H.J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                 1-3385                  25-0542520
(State of Incorporation)   (Commission File Number)     (I.R.S. Employer
                                                       Identification No.)

     600 Grant Street, Pittsburgh,                  15219
             Pennsylvania                        (Zip Code)
(Address of principal executive offices)

                                  412-456-5700
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

     (c)  EXHIBITS:

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)                    Description of Exhibit
---------------                    ----------------------

      12                 Computation of Ratios of Earnings to Fixed
                         Charges

      99                 H.J. Heinz Company press release dated
                         June 16, 1998.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        H. J. HEINZ COMPANY



                                        By /s/ Paul F. Renne
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                                           Paul F. Renne
                                           Executive Vice President and
                                           Chief Financial Officer

Dated: July 10, 1998